This Monthly Financial Report (the "Financial Report") is limited in scope, covers a limited time period and has been prepared soley for purposes of complying with the monthly reporting requirements of the United States Bankruptcy Court for the Eastern District of Wisconsin in Milwaukee (the "Trustee"). Keystone Consolidated Industries, Inc's ("Keystone") wholly-owned subsidiary, Engineered Wire Products, Inc. ("EWP") has not filed for protection under Chapter 11 of Title 11 of the United States Bankruptcy Code, and financial information for EWP has been omitted from the Financial Report. The Financial Report is unaudited and does not purport to show the financial statements of Keystone or any of its subsidiaries in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed upon the Financial Report. There can be no assurance that such information is complete. In addition, in order to comply with the 15-day filing requirements of the Trustee, certain year-end adjustments have been excluded from this report. The debtors anticipate filing an amended report when information relative to these adjustments becomes available.

                            MONTHLY FINANCIAL REPORT

                           OFFICE OF THE U.S. TRUSTEE
                          EASTERN DISTRICT OF WISCONSIN


Case Name: FV Steel & Wire Company ("FVSW")               Case No:  04-22421-SVK
           Keystone Consolidated Industries, Inc. ("KCI")           04-22422-SVK
           DeSoto Environmental Management, Inc. ("DEMI")           04-22423-SVK
           J.L. Prescott Company ("JLP")                            04-22424-SVK
           Sherman Wire Company ("SWC")                             04-22425-SVK
           Sherman Wire of Caldwell, Inc.("SWCI")                   04-22426-SVK


                            FOR MONTH OF JUNE, 2005.


                              I. FINANCIAL SUMMARY

                         CASH RECEIPTS AND DISBURSEMENTS
                         -------------------------------

                                   FVSW         KCI         DEMI      JLP        SWC     SWCI        Total
                                   ----         ---         ----      ---        ---     ----        -----
A.  CASH ON HAND START OF MONTH     $0       $4,743,605       $0       $0        $78       $0      $4,743,683
                                 -----------------------------------------------------------------------------
B.  RECEIPTS                         0       54,103,684        0        0      4,340    1,675      54,109,699
C.  DISBURSEMENTS                    0       54,257,444        0        0      4,679    1,675      54,263,798
                                 -----------------------------------------------------------------------------
D.  NET RECEIPTS (DISBURSEMENTS)     0         (153,760)       0        0       (339)       0        (154,099)
                                 -----------------------------------------------------------------------------
E.  CASH ON HAND END OF MONTH       $0       $4,589,845       $0       $0      ($261)      $0      $4,589,584
                                 =============================================================================

Note 1 - KCI Cash On Hand At End of Month includes $5,407,584 of cash held in escrow for anticipated payment to Unsecured Creditors' Committee upon emergence from Chapter 11. (See U.S. Bank - Portland, Oregon accounts # 15365681004 and # 436000100).
Note 2 - KCI Receipts and Disbursement exclude transfers between KCI cash accounts of $11,824,108.

                            PROFIT AND LOSS STATEMENT
                                  ACCRUAL BASIS

                                                                                               Sub         Elimin-
                                FVSW        KCI        DEMI     JLP       SWC       SWCI      Total        ations       Total
                                ----        ---        ----     ---       ---       ----      -----        ------       -----
A  NET SALES                        $0  $23,157,487       $0       $0   $917,175       $0  $24,074,662  ($1,008,132) $23,066,530
B. COST OF SALES                     0   20,835,741        0        0    889,966        0   21,725,707   (1,008,132)  20,717,575
                              ---------------------------------------------------------------------------------------------------
C. GROSS PROFIT                      0    2,321,746        0        0     27,209        0    2,348,955            0    2,348,955
D. TOTAL OPERATING EXPENSES      3,549    5,815,843        0   60,000    341,187    6,200    6,226,779     (202,660)   6,024,119
                              ---------------------------------------------------------------------------------------------------
E. NET INCOME (LOSS) FROM
    OPERATIONS                  (3,549)  (3,494,097)       0  (60,000)  (313,978)  (6,200)  (3,877,824)     202,660   (3,675,164)
F. NON-OPERATING,
    NON-RECURRING
    REVENUE (EXPENSES)           7,520     (991,014)  60,000        0     83,124        0     (840,370)    (202,660)  (1,043,030)
                              ---------------------------------------------------------------------------------------------------
H. NET INCOME (LOSS)            $3,971  ($4,485,111) $60,000 ($60,000) ($230,854) ($6,200) ($4,718,194)          $0  ($4,718,194)
                              ===================================================================================================

                  II. PROFIT & LOSS STATEMENT (ACCRUAL BASIS)

                                                                                            Sub        Elimin-
                              FVSW       KCI        DEMI     JLP       SWC       SWCI      Total       ations       Total
                              ----       ---        ----     ---       ---       ----      -----       -------      -----
A. Related to Business
   Operations:
--------------------------
Total Revenue (Sales)                $23,157,487                     $917,175           $24,074,662  ($1,008,132) $23,066,530
                             -------------------------------------------------------------------------------------------------

Less:  Cost of Goods Sold:
  Beginning Inventory
   at Cost                            62,376,248                    3,741,342            66,117,590                66,117,590
  Add: Purchases                      18,825,273                      709,980            19,535,253   (1,008,132)  18,527,121
  Less:  Ending Inventory
   at Cost                            60,365,780                    3,561,356            63,927,136                63,927,136
                             -------------------------------------------------------------------------------------------------
Cost of Good Sold                 0   20,835,741        0        0    889,966        0   21,725,707   (1,008,132)  20,717,575
                             -------------------------------------------------------------------------------------------------

Gross Profit                      0    2,321,746        0        0     27,209        0    2,348,955            0    2,348,955
                             -------------------------------------------------------------------------------------------------

Less:  Operating Expenses:
  Officer Compensation                    43,750                                             43,750                    43,750
  Salaries and Wages --
   Other Employees                     1,120,236                       72,173             1,192,409                 1,192,409
  Employee Benefits
   and Pensions                 105    1,467,729                       24,232             1,492,066                 1,492,066
  Payroll Taxes                           93,341                       10,967               104,308                   104,308
  Real Estate Taxes                       26,389                       12,057      633       39,079                    39,079
  Federal and State Income
   Taxes                                       0                                                  0                         0
  Rent and Lease Expense                  69,146                          953                70,099                    70,099
  Interest Expense                       395,512            60,000                          455,512     (191,791)     263,721
  Insurance                              147,873                       12,730               160,603                   160,603
  Automobile Expense                           0                            0                     0                         0
  Utilities                              230,225                        8,939      236      239,400                   239,400
  Depreciation and
   Amortization               3,444    1,141,937                       87,300    4,081    1,236,762                 1,236,762
  Repairs and Maintenance                167,510                        8,681               176,191                   176,191
  Advertising                            120,908                                            120,908                   120,908
  Supplies, Office Expense
   and Photocopies                        83,561                       15,591                99,152                    99,152
  Bad Debts                                    0                                                  0                         0
  Miscellaneous                   0      707,726        0        0     87,564    1,250      796,540      (10,869)     785,671
                             -------------------------------------------------------------------------------------------------
Total Operating Expenses      3,549    5,815,843        0   60,000    341,187    6,200    6,226,779     (202,660)   6,024,119
                             -------------------------------------------------------------------------------------------------

Net Income (Loss)
 From Operations             (3,549)  (3,494,097)       0  (60,000)  (313,978)  (6,200)  (3,877,824)     202,660   (3,675,164)
                             -------------------------------------------------------------------------------------------------


B. Not Related to Business
   Operations:
--------------------------
Revenue:
  Interest Income               520            0   60,000             131,791               192,311     (191,791)         520
  Net Gain (Loss) on Sale
   of Assets                      0                        (12,804)            (12,804)                  (12,804)
  Other                       7,000       53,602        0        0          0        0       60,602      (10,869)      49,733
                             -------------------------------------------------------------------------------------------------
Total Non-Operating
 Revenue                      7,520       53,602   60,000        0    118,987        0      240,109     (202,660)      37,449
                             -------------------------------------------------------------------------------------------------

Expenses:
  Legal and Professional
   Fees                           0    1,044,616        0        0     35,863        0    1,080,479            0    1,080,479
  Other                           0            0        0        0          0        0            0            0            0
                             -------------------------------------------------------------------------------------------------
Total Non-Operating
 Expenses                         0    1,044,616        0        0     35,863        0    1,080,479            0    1,080,479
                             -------------------------------------------------------------------------------------------------

Net Income (Loss)
 For Period                  $3,971  ($4,485,111) $60,000 ($60,000) ($230,854) ($6,200) ($4,718,194)          $0  ($4,718,194)
                             =================================================================================================

                                IV. BALANCE SHEET

                                     FVSW           KCI            DEMI          JLP           SWC        SWCI
                                     ----           ---            ----          ---           ---        ----
    ASSETS
    ------
Current
-------

Cash                                              $4,589,845                                    ($261)
Inventory                              53,582     27,649,465                                3,135,692
Accounts Receivable                               27,163,000                                  425,198       6,000
Prepaid Expenses                                   2,016,161                                   62,240       1,264
Other - Exhibit E                      83,653      1,945,652     15,569,793            0      315,332           0
                                 ---------------------------------------------------------------------------------
  Total Current Assets                137,235     63,364,123     15,569,793            0    3,938,201       7,264
                                 ---------------------------------------------------------------------------------

Fixed
-----
Property and Equipment              1,175,330    328,831,242                               20,724,187   2,285,279
Accumulated Depreciation             (759,149)  (249,091,806)                             (16,716,484) (1,854,186)
                                 ---------------------------------------------------------------------------------
  Total Fixed Assets                  416,181     79,739,436              0            0    4,007,703     431,093
                                 ---------------------------------------------------------------------------------

Other
-----
Restricted Investments                             5,976,474                                  250,722
Prepaid Pension Asset                            141,688,002
Deferred Financing Costs                             894,567
Goodwill                                             751,508
Other - Exhibit F                      40,000     39,500,966              0            0    2,246,871           0
                                 ---------------------------------------------------------------------------------
  Total Other Assets                   40,000    188,811,517              0            0    2,497,593           0
                                 ---------------------------------------------------------------------------------

    Total Assets                     $593,416   $331,915,076    $15,569,793           $0  $10,443,497    $438,357
                                 =================================================================================


    LIABILITIES
    -----------
Current
-------
Pre-Petition Accounts Payable                     18,726,293                                1,012,833      54,503
Post-Petition Accounts Payable                     1,215,917                                   66,873       1,250
Pre-Petition Accounts Payable
  - Affiliates                     (2,649,073)    88,419,300      5,774,107   15,552,291  (89,758,156) (1,459,080)
Post-Petition Accounts Payable
  - Affiliates                       (244,136)     3,533,052        433,128      730,515     (326,241)   (128,733)
Pre-Petition Accrued Expenses
  - Exhibit G                           3,183     13,302,829         35,632      (36,000)   6,668,380      64,082
Post-Petition Accrued Expenses
  - Exhibit H                               0     14,480,310              0            0       68,205      (3,709)
Post-Petition Accrued
  Professional Fees                                3,688,011                                    2,939
Post-Petition Accrued Other
  Taxes - Exhibit M                         0        (27,850)             0            0       35,170      (2,213)
Pre-Petition Notes Payable
  and Current Maturities of
  Long Term Debt                                  28,116,000                                   20,290
Post-Petition Notes Payable
  and Current Maturities of
  Long Term Debt                                  31,298,247                                  (20,290)
Accrued OPEB Cost                                 11,441,001                     155,000      297,662
Income Taxes Payable
Pre-petition accrued pref.
  Stock dividends                                 11,845,805
Post petition accrued pref.
  Stock dividends                                  9,635,564
                                 ---------------------------------------------------------------------------------
    Total Current Liabilities      (2,890,026)   235,674,479      6,242,867   16,401,806  (81,932,335) (1,473,900)
                                 ---------------------------------------------------------------------------------

Long Term
Pre-Petition Long Term Debt                       32,180,761
Post-Petition Long Term Debt                         147,506
Accrued OPEB Cost                      34,849    122,296,313                   1,446,589    9,435,096
Accrued Pension Cost                               1,638,828
Pre-Petition Accrued Expenses
  - Exhibit I                               0     11,104,689      3,573,908            0            0           0
Post-Petition Accrued Expenses
  - Exhibit J                               0        121,955       (198,554)           0            0           0
                                 ---------------------------------------------------------------------------------
    Total Long Term Liabilities        34,849    167,490,052      3,375,354    1,446,589    9,435,096           0
                                 ---------------------------------------------------------------------------------

Preferred Stock                                    2,112,000
---------------                  ---------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY (DEFICIT)
Common Stock                           10,000     10,798,251              6    2,246,866    5,619,274       1,000
Additional Paid-In Capital                        31,589,932                               27,579,007
Accumulated Deficit                 3,438,593   (115,737,513)     5,951,566  (20,095,261)  83,299,908   1,911,257
Treasury Stock                                       (12,125)                             (33,557,453)
                                 ---------------------------------------------------------------------------------
    Total Stockholders'
     Equity (Deficit)               3,448,593    (73,361,455)     5,951,572  (17,848,395)  82,940,736   1,912,257
                                 ---------------------------------------------------------------------------------

    Total Liabilities &
     Stockholders' Equity
     (Deficit)                       $593,416   $331,915,076    $15,569,793           $0  $10,443,497    $438,357
                                 =================================================================================

                                      Sub          Elimin-
                                     Total         ations         Total
                                     -----         -------        -----
    ASSETS
    ------
Current
-------

Cash                               $4,589,584                   $4,589,584
Inventory                          30,838,739                   30,838,739
Accounts Receivable                27,594,198                   27,594,198
Prepaid Expenses                    2,079,665                    2,079,665
Other - Exhibit E                  17,914,430   (15,885,125)     2,029,305
                                 ------------------------------------------
  Total Current Assets             83,016,616   (15,885,125)    67,131,491
                                 ------------------------------------------

Fixed
-----
Property and Equipment            353,016,038                  353,016,038
Accumulated Depreciation         (268,421,625)                (268,421,625)
                                 ------------------------------------------
  Total Fixed Assets               84,594,413             0     84,594,413
                                 ------------------------------------------

Other
-----
Restricted Investments              6,227,196                    6,227,196
Prepaid Pension Asset             141,688,002                  141,688,002
Deferred Financing Costs              894,567                      894,567
Goodwill                              751,508                      751,508
Other - Exhibit F                  41,787,837   (41,173,674)       614,163
                                 ------------------------------------------
  Total Other Assets              191,349,110   (41,173,674)   150,175,436
                                 ------------------------------------------

    Total Assets                 $358,960,139  ($57,058,799)  $301,901,340
                                 ==========================================


    LIABILITIES
    -----------
Current
-------
Pre-Petition Accounts Payable      19,793,629                   19,793,629
Post-Petition Accounts Payable      1,284,040                    1,284,040
Pre-Petition Accounts Payable
  - Affiliates                     15,879,389   (14,904,350)       975,039
Post-Petition Accounts Payable
  - Affiliates                      3,997,585      (980,775)     3,016,810
Pre-Petition Accrued Expenses
  - Exhibit G                      20,038,106             0     20,038,106
Post-Petition Accrued Expenses
  - Exhibit H                      14,544,806             0     14,544,806
Post-Petition Accrued
  Professional Fees                 3,690,950                    3,690,950
Post-Petition Accrued Other
  Taxes - Exhibit M                     5,107             0          5,107
Pre-Petition Notes Payable
  and Current Maturities of
  Long Term Debt                   28,136,290                   28,136,290
Post-Petition Notes Payable
  and Current Maturities of
  Long Term Debt                   31,277,957                   31,277,957
Accrued OPEB Cost                  11,893,663                   11,893,663
Income Taxes Payable                        0                            0
Pre-petition accrued pref.
  Stock dividends                  11,845,805                   11,845,805
Post petition accrued pref.
  Stock dividends                   9,635,564                    9,635,564
                                 ------------------------------------------
    Total Current Liabilities     172,022,891   (15,885,125)   156,137,766
                                 ------------------------------------------

Long Term
Pre-Petition Long Term Debt        32,180,761                   32,180,761
Post-Petition Long Term Debt          147,506                      147,506
Accrued OPEB Cost                 133,212,847                  133,212,847
Accrued Pension Cost                1,638,828                    1,638,828
Pre-Petition Accrued Expenses
  - Exhibit I                      14,678,597             0     14,678,597
Post-Petition Accrued Expenses
  - Exhibit J                         (76,599)            0        (76,599)
                                 ------------------------------------------
    Total Long Term Liabilities   181,781,940             0    181,781,940
                                 ------------------------------------------

Preferred Stock                     2,112,000                    2,112,000
---------------                  ------------------------------------------

STOCKHOLDERS' EQUITY (DEFICIT)
Common Stock                       18,675,397    (7,877,145)    10,798,252
Additional Paid-In Capital         59,168,939   (27,579,007)    31,589,932
Accumulated Deficit               (41,231,450)  (39,274,975)   (80,506,425)
Treasury Stock                    (33,569,578)   33,557,453        (12,125)
                                 ------------------------------------------
    Total Stockholders'
     Equity (Deficit)               3,043,308   (41,173,674)   (38,130,366)
                                 ------------------------------------------

    Total Liabilities &
     Stockholders' Equity
     (Deficit)                   $358,960,139  ($57,058,799)  $301,901,340
                                 ==========================================

Note 1 - Inventory balances above reflect reserves related to LIFO and obslescence that are not reflected in the inventory balances shown on the Profit & Loss Statement.
Note 2 - Substantially all Current and Long Term Accrued OPEB (Future Retiree Medical) Costs were incrred pre-petition.

                                    EXHIBIT E
                              OTHER CURRENT ASSETS

                                                                                                Sub         Elimin-
                            FVSW       KCI          DEMI        JLP        SWC       SWCI      Total        ations          Total
                            ----       ---          ----        ---        ---       ----      -----        -------         -----
Interest Receivable        $1,653                                                                $1,653                     $1,653
Note Receivable            75,000                                                                75,000                     75,000
Intercompany Receivable              1,864,254   15,569,793               315,332            17,749,379   (15,885,125)   1,864,254
Short Term Investments                  20,428                                                   20,428                     20,428
Receivable From EB
 Plans                                  58,543                                                   58,543                     58,543
Stop Loss Receivable                     1,927                                                    1,927                      1,927
Rent Receivable             7,000                                                                 7,000                      7,000
Security Deposit                           500                                                      500                        500
                          ---------------------------------------------------------------------------------------------------------
    Total Other
     Current Assets       $83,653   $1,945,652  $15,569,793        $0    $315,332       $0  $17,914,430  ($15,885,125)  $2,029,305
                          =========================================================================================================


                                 EXHIBIT F
                          OTHER LONG TERM ASSETS

                                                                                                Sub         Elimin-
                            FVSW       KCI          DEMI        JLP        SWC       SWCI      Total        ations          Total
                            ----       ---          ----        ---        ---       ----      -----        -------         -----
Note Receivable           $40,000                                                               $40,000                    $40,000
Rail Cars                              246,113                                                  246,113                    246,113
Investment in
 Sherman Wire Company               38,915,803                                               38,915,803   (38,915,803)           0
Investment in Fox
 Valley Steel & Wire                    10,000                                                   10,000       (10,000)           0
Investment in Sherman
 Wire of Caldwell Inc.                   1,000                                                    1,000        (1,000)           0
Investment in J.L.
 Prescott/DEMI                                                          2,246,871             2,246,871    (2,246,871)           0
Long Term Insurance
 Receivable                            323,250                                                  323,250                    323,250
Deposits                                 4,800                                                    4,800                      4,800
                                                                                                      0                          0
                          ---------------------------------------------------------------------------------------------------------
    Total Other Long
     Term Assets          $40,000  $39,500,966           $0        $0  $2,246,871       $0  $41,787,837  ($41,173,674)    $614,163
                          =========================================================================================================

                                    EXHIBIT G
                     PRE-PETITION ACCRUED EXPENSES - CURRENT

                                                                                                Sub         Elimin-
                            FVSW       KCI          DEMI        JLP        SWC       SWCI      Total        ations          Total
                            ----       ---          ----        ---        ---       ----      -----        -------         -----
Income Taxes               $3,183                   $35,632  ($36,000)   ($70,091)             ($67,276)                  ($67,276)
Worker Comp Exp                      2,059,343                               (168)            2,059,175                  2,059,175
Missar Pension                               0                             19,935                19,935                     19,935
Unclaimed Property                       6,487                             17,540                24,027                     24,027
Abandoned Real
 Estate Exp                                  0                            658,744               658,744                    658,744
Legal and Professional
 Fees                                  142,856                            487,932               630,788                    630,788
Self-Insurance
 Liability                           2,403,446                          5,050,166             7,453,612                  7,453,612
Pensions                                     0                             15,704                15,704                     15,704
Salaries/Wages                          71,558                             47,300               118,858                    118,858
Holiday Pay/Vacations                        0                            127,854               127,854                    127,854
FICA - Employer                              0                              3,257                 3,257                      3,257
Federal Unemployment
 Taxes                                       0                              3,397                 3,397                      3,397
State Unemployment
 Taxes                                       0                             20,577                20,577                     20,577
Defined Contribution
 Plan                                        0                             28,615                28,615                     28,615
Medical Insurance                       86,560                             88,737   16,419      191,716                    191,716
Utilities                                    0                              5,049     (110)       4,939                      4,939
Volume Incentive Plan                        0                             72,000                72,000                     72,000
Property Tax                                 0                             32,865    5,973       38,838                     38,838
Sales/Use Tax                                0                              8,124    1,800        9,924                      9,924
Customer Overpayments                        0                             50,843                50,843                     50,843
Other - Plant Shut-Down                      0                                      40,000       40,000                     40,000
Goods received not
 invoiced                                    0                                                        0                          0
Unearned Revenue                             0                                                        0                          0
Sales Rebates/Discounts                 41,275                                                   41,275                     41,275
Manufacturing Misc                           0                                                        0                          0
EPA                                  7,833,624                                                7,833,624                  7,833,624
Medical Insurance                            0                                                        0                          0
Accrued State Franchise
 Tax                                   172,743                                                  172,743                    172,743
Accrued Bank Service
 Charge                                 (9,925)                                                  (9,925)                    (9,925)
Accrued Interest                       454,639                                                  454,639                    454,639
Accrued travel                          40,223                                                   40,223                     40,223
Accrued taxes - other                                                                                 0                          0
                          ---------------------------------------------------------------------------------------------------------
    Total Pre-Petition
     Accrued Expenses
     -Current              $3,183  $13,302,829      $35,632  ($36,000) $6,668,380  $64,082  $20,038,106            $0  $20,038,106
                          =========================================================================================================

                                    EXHIBIT H
                    POST PETITION ACCRUED EXPENSES - CURRENT

                                                                                                Sub         Elimin-
                            FVSW       KCI          DEMI        JLP        SWC       SWCI      Total        ations          Total
                            ----       ---          ----        ---        ---       ----      -----        -------         -----
Abandoned Real
 Estate Exp                                318                             11,055                11,373                     11,373
Pensions                                     0                             31,930                31,930                     31,930
Salaries/Wages                         893,568                             (4,163)              889,405                    889,405
Holiday Pay/Vacations                3,925,825                             (1,734)            3,924,091                  3,924,091
Defined Contribution
 Plan                                  828,993                             24,880               853,873                    853,873
Medical Insurance                      293,905                            (41,603)  (4,171)     248,131                    248,131
Utilities                              295,763                             54,769      462      350,994                    350,994
Legal                                  271,951                            (79,269)              192,682                    192,682
Professional Fees                      400,511                                                  400,511                    400,511
Goods Received Not
 Invoiced                              843,297                                                  843,297                    843,297
Worker's Compensation                3,106,909                                                3,106,909                  3,106,909
Unearned Revenue                             0                                                        0                          0
Sales Rebates/Discounts              1,284,888                                                1,284,888                  1,284,888
Abanondon Property                           0                                                        0                          0
Miscellaneous                          815,500                             72,340               887,840                    887,840
Accrued Bank Service
 Charge                                 48,114                                                   48,114                     48,114
Accrued Self-Insurance
 Losses                                  9,543                                                    9,543                      9,543
Accrued Interest                       822,956                                                  822,956                    822,956
Accrued Travel                               0                                                        0                          0
Accrued Profit Sharing                 250,000                                                  250,000                    250,000
Accrued Management Fees                388,269                                                  388,269                    388,269
                          ---------------------------------------------------------------------------------------------------------
    Total Post Petition
     Accrued Expenses
     -Current                  $0  $14,480,310           $0        $0     $68,205  ($3,709) $14,544,806            $0  $14,544,806
                          =========================================================================================================

                                    EXHIBIT I
                    PRE-PETITION ACCRUED EXPENSES - LONG TERM

                                                                                                Sub         Elimin-
                            FVSW       KCI          DEMI        JLP        SWC       SWCI      Total        ations          Total
                            ----       ---          ----        ---        ---       ----      -----        -------         -----
Environmental                        3,127,000    3,573,908                                   6,700,908                  6,700,908
Workmans Compensation                1,846,775                                                1,846,775                  1,846,775
Accrued Deferred
 Interest Exp.                         781,715                                                  781,715                    781,715
L/T Deferred
 Compensation                           24,212                                                   24,212                     24,212
Long Term Disability                    32,987                                                   32,987                     32,987
L/T Deferred Tax
 Liability                           5,292,000                                                5,292,000                  5,292,000
                                                                                                      0                          0
                          ---------------------------------------------------------------------------------------------------------
    Total Pre-Petition
     Accrued Expenses
     -Long Term                $0  $11,104,689   $3,573,908        $0          $0       $0  $14,678,597            $0  $14,678,597
                          =========================================================================================================

                                    EXHIBIT J
                   POST PETITION ACCRUED EXPENSES - LONG TERM

                                                                                                Sub         Elimin-
                            FVSW       KCI          DEMI        JLP        SWC       SWCI      Total        ations          Total
                            ----       ---          ----        ---        ---       ----      -----        -------         -----
Workmans Compensation                 $115,888                                                 $115,888                   $115,888
Long Term Disability                     6,067                                                    6,067                      6,067
Environmental                                      (198,554)                                   (198,554)                  (198,554)
                                                                                                      0                          0
                                                                                                      0                          0
                                                                                                      0                          0
                                                                                                      0                          0
                          ---------------------------------------------------------------------------------------------------------
    Total Post Petition
     Accrued Expenses
     -Long Term                $0     $121,955    ($198,554)       $0          $0       $0     ($76,599)           $0     ($76,599)
                          =========================================================================================================

                                    EXHIBIT M
                        POST PETITION ACCRUED OTHER TAXES

                                                                                                Sub         Elimin-
                            FVSW       KCI          DEMI        JLP        SWC       SWCI      Total        ations          Total
                            ----       ---          ----        ---        ---       ----      -----        -------         -----
FICA - Employer                       ($98,779)                             2,137              ($96,642)                  ($96,642)
Federal Unemployment
 Taxes                                       0                             (3,024)               (3,024)                    (3,024)
State Unemployment
 Taxes                                       0                             (9,110)               (9,110)                    (9,110)
Property Tax                           254,978                             42,033   (2,213)     294,798                    294,798
Sales/Use Tax                            1,712                              3,134                 4,846                      4,846
Accrued State Franchise
 Tax                                  (144,555)                                                (144,555)                  (144,555)
Miscellaneous                          (41,206)                                                 (41,206)                   (41,206)
                          ---------------------------------------------------------------------------------------------------------
    Total Post Petition
     Accrued Other Taxes       $0     ($27,850)          $0        $0     $35,170  ($2,213)      $5,107            $0       $5,107
                          =========================================================================================================